Exhibit 10.1

Vivakor, Inc.

5220 Spring Valley Road, Suite 500

Dallas, TX 75242

Cedarview Capital Management LLC
1067 Broadway

Woodmere, NY 11598
Attention: Burton Weinstein

Re:	Revised Repayment Terms

Ladies and Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement dated October 31, 2024 by and among Vivakor, Inc., a Nevada corporation (the “Debtor”), Cedarview Capital Management LLC, a Delaware limited liability company, as agent (the “Agent”) (the “Loan and Security Agreement”), and the Holders listed therein (the “Holders”), under which the Holders loaned money to the Debtor under a secured promissory note (the “Note”) in the principal amount of $3,670,160.77. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan and Security Agreement. To the extent the terms of this Side Letter conflict with the Loan and Security Agreement or the Note, then the terms of this Side Letter will govern.

The Debtor and Agent agree through this Side Letter, dated April 4, 2025, and made effective April 9, 2025 (the “Effective Date”) that:

1)	As of March 1, 2025, the Debtor owes $3,768,678.08 under the Note.

2)	On or before April 9, 2025, the Debtor will pay $589,890.37 to the Holders.

3)	On or before each of April 30, 2025 and May 31, 2025, respectively, the Debtor will pay the Holders $150,000.

4)	Thereafter, beginning June 30, 2025, the Debtor will pay the Holders four (4) monthly payments of $645,684.69 and one final monthly payment of $652,411.74 until the Note has been paid in full.

5)	Notwithstanding Section 4 above, in the event the Debtor:

(a)	registers an equity line of credit with the Securities and Exchange Commission, whether under an existing STRATA Purchase Agreement with ClearThink Capital, LLC, or a replacement equity line of credit (the “ELOC”), then the Debtor agrees to pay the Holders thirty percent (30%) of the net amount of any drawdowns from the ELOC as monthly payments against the Note at the prepayment rate of 110% of principal, with such funds to be paid within two trading days of the Debtor receiving funds from any drawdown on the ELOC; and/or

(b)	enters into a transaction to sell any of its assets not otherwise secured by an existing lender, or the proceeds from which are not otherwise required to be used to satisfy the obligations under that certain loan transaction with J.J. Astor & Co., dated March 17, 2025 (the “JJ Astor Loan”), then the Debtor agrees to notify the Holders of such sale within 24 hours and pay the Holders thirty percent (30%) of the net amount of any proceeds received by Debtor to be applied first to the final payments against the Note, with such funds to be paid within two trading days of the Debtor receiving funds.

6)	As consideration for this Side Letter, the Debtor will issue the Agent 300,000 shares of its common stock, restricted in accordance with Rule 144 (the “Shares”). Until such time as the Shares are eligible for resale pursuant to Rule 144 without restriction, the Shares shall be eligible for piggyback registration rights, subject to the approval of the primary equity financing parties included in the registration statement (if applicable), on all future Registration Statements filed on Form S-1.

7)	The Agent and Holders represent and warrant that they are (i) accredited investors familiar with the Debtor’s operations, (ii) aware of the risks inherent with an investment in the Debtor’s common stock, (iii) acquiring the Debtor’s common stock as an investment for its own account and not as a nominee or agent, (iv) not acquiring the Debtor’s common stock with a view to the sale or distribution of any part thereof, and (v) aware that the Debtor’s common stock is not registered under the Securities Act of 1933 (the “1933 Act”) and may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the 1933 Act, the Stock must be held indefinitely.

8)	The Agent and Holders agree that as of the date hereof the Debtor is not considered to be in default under the terms of the Loan and Security Agreement and/or the Note.

9)	The Agent and Holders consent to the Debtor’s consummation of the JJ Astor Loan, and the loan financing transactions permitted thereunder.

[SIGNATURE PAGES FOLLOW]

Very Truly Yours,

AGENT:

CEDARVIEW CAPITAL MANAGEMENT LLC, a Delaware limited liability company

By:
Name:
Title:

[SIGNATURE PAGE TO SIDE LETTER]

Acknowledged and Agreed to as of the date set forth above:

DEBTOR:

VIVAKOR, INC.,
a Nevada corporation

By:
	Name:	James Ballengee
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO SIDE LETTER]

4